Exhibit 10.2

EXECUTION COPY

INCREMENTAL FACILITY AMENDMENT NO. 2 dated as of October 19, 2009 (this “Amendment”), relating to the Credit Agreement dated as of June 27, 2001, as amended and restated as of June 5, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Rite Aid Corporation, a corporation organized under the laws of the State of Delaware (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Citicorp North America, Inc., as administrative agent and collateral processing agent (in such capacities, the “Administrative Agent”), and the other agents party thereto.

RECITALS

A.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.  The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

B.  Pursuant to Section 2.21 of the Credit Agreement, the Borrower has given the Administrative Agent notice of its request to incorporate into the Credit Agreement, pursuant to Incremental Facility Amendments, Incremental Securitization Refinancing Facilities, including additional Revolving Commitments in an aggregate principal amount of $175,000,000 and an increase to the existing Tranche 4 Term Loans in an aggregate principal amount of $125,000,000 (such increase in Tranche 4 Term Loans, the “Incremental Tranche 4A Term Facility”).

C.  On the Amendment Effective Date (as defined below), the Borrower intends to obtain an increase in the amount of Revolving Commitments pursuant to Section 2.21 of the Credit Agreement in an aggregate amount of $175,000,000 (the “Revolving Commitment Increase”) to be made available to the Borrower by the lenders signatory hereto (the “Revolving Commitment Increase Lenders”).  The proceeds of Revolving Loans (if any) made on the Amendment Effective Date pursuant to such Revolving Commitment Increase will be used on the Amendment Effective Date, in accordance with the funding procedures set forth in Section 1.2(d) hereof, (a) first, to repay or repurchase Third Party Interests or Indebtedness incurred pursuant to Section 6.01(a)(xvi)(A) of the Credit Agreement (or to repurchase Securitization Assets that have been sold, conveyed or otherwise transferred pursuant to any Securitization) and (b) second, to pay fees and expenses incurred in connection with the foregoing.

D.  With respect to the Revolving Commitment Increase, (x) Citigroup Global Markets Inc. (“CGMI”) and Wells Fargo Retail Finance, LLC (“WFRF”) will act as joint lead arrangers and (y) CGMI, WFRF, Banc of America Securities LLC and Goldman Sachs Credit Partners L.P. will act as joint bookrunning managers.

E.  This Amendment is an Incremental Facility Amendment providing for an Incremental Securitization Refinancing Facility entered into pursuant to Section 2.21 of the Credit Agreement.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Subsidiary Loan Parties, the Revolving Commitment Increase Lenders and the Administrative Agent hereby agree as follows:

ARTICLE I

Amendment

SECTION 1.1.  Amendment of the Credit Agreement. i) Effective as of the Amendment Effective Date, for all purposes of the Senior Loan Documents, the Revolving Commitment Increase of each Revolving Commitment Increase Lender, and the Loans made by each Revolving Commitment Increase Lender pursuant to such Revolving Commitment Increase, shall constitute a “Revolving Commitment” and “Revolving Loans”, respectively, under the Credit Agreement.

(b)  For the avoidance of doubt, nothing contained herein shall affect (i) the LC Commitment of any Issuing Bank or (ii) the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.04 of the Credit Agreement, in each case as in effect immediately prior to the Amendment Effective Date.

SECTION 1.2.  Revolving Commitment Increase. ii) As of the date hereof, each Revolving Commitment Increase Lender hereby commits to provide such portion of the Revolving Commitment Increase set forth in its signature page to this Amendment, subject to the terms and conditions set forth herein.

(b)  Subject to the terms and conditions set forth herein, on the Amendment Effective Date, (i) each Lender that has executed and delivered to the Administrative Agent, on the date hereof, a signature page to this Amendment as a “Revolving Commitment Increase Lender” shall become or continue to be, as applicable, a Revolving Lender and a Lender under the Credit Agreement and (ii) the additional Revolving Commitment of each Revolving Commitment Increase Lender will be the amount of the commitment set forth with respect to such Revolving Commitment Increase Lender on Annex I hereto.

(c)  On the Amendment Effective Date, each Revolving Lender immediately prior to the effectiveness of this Amendment will automatically and without further act be deemed to have assigned to each Revolving Commitment Increase Lender, and each such Revolving Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Lender’s participations under the Credit Agreement in outstanding Letters of Credit and Swingline Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations under the Credit Agreement in Letters of Credit and (ii) participations under the Credit Agreement in Swingline Loans held by each Revolving Lender (including each such Revolving Commitment Increase Lender) will equal the percentage of the aggregate Revolving Commitments of all Revolving Lenders represented by such Revolving Lender’s Revolving Commitment.

(d)  If there are any Revolving Loans outstanding immediately prior to the Amendment Effective Date, such Loans shall be prepaid by the Borrower on the Amendment Effective Date, including pursuant to a refinancing of such Revolving Loans (subject to satisfaction of applicable borrowing conditions under Section 4.02 of the Credit Agreement) with Revolving Loans made on such date by the Revolving Lenders (including the Revolving Commitment Increase Lenders) in accordance with their Applicable Percentages of the Revolving Commitments.  In order to effect any such refinancing, each Revolving Lender (including any Revolving Commitment Increase Lender) shall transfer to the Administrative Agent funds equal to the excess of its Applicable Percentage (after giving effect to this Amendment) of the aggregate amount of Revolving Loans to be made on the Amendment Effective Date over the amount, if any, of such Revolving Lender’s Revolving Loans outstanding immediately prior to the Amendment Effective Date, and any such outstanding Revolving Loans of such Revolving Lender will be deemed to have been repaid with the proceeds of an equivalent principal amount of Revolving Loans deemed made by such Revolving Lender on the Amendment Effective Date.

(e)  The effectiveness of the Revolving Commitment Increase pursuant to Section 1.2(b) above, on the Amendment Effective Date, is subject to the satisfaction of the following conditions:
(i) After giving effect to the Revolving Commitment Increase on the Amendment Effective Date, the conditions set forth in paragraphs (a), (b) and (c) of Section 4.02 of the Credit Agreement shall be satisfied on and as of the Amendment Effective Date, and the Administrative Agent shall have received a certificate of a Financial Officer dated the Amendment Effective Date to such effect.

(ii) The Collateral and Guarantee Requirement shall have been satisfied.

(iii) The Administrative Agent shall have received a favorable legal opinion of each of (i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Borrower and (ii) Marc Strassler, General Counsel of the Borrower, in each case addressed to the Administrative Agent and the Lenders under the Credit Agreement, including the Revolving Commitment Increase Lenders, and dated the Amendment Effective Date, in substantially the forms thereof delivered in connection with the 2009 Amendment and Restatement Agreement, modified, however, to address the Revolving Commitment Increase and this Amendment, and covering such other matters relating to the Loan Parties, the other Senior Loan Documents, the Senior Collateral and the transactions contemplated hereby to occur on the Amendment Effective Date as the Administrative Agent may reasonably request, and otherwise reasonably satisfactory to the Administrative Agent.  The Borrower hereby requests such counsel to deliver such opinions.

(iv) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the good standing of the Borrower and the organization and existence of each Loan Party, the organizational documents of each Loan Party, the resolutions of each Loan Party that authorize the transactions contemplated hereby, the incumbency and authority of the Person or Persons executing and delivering the Amendment and the other documents contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.

(v) The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Borrower, certifying that the representations and warranties set forth in Section 2.1 hereof are true and correct as of the Amendment Effective Date and, if a Financial Covenant Effectiveness Period is then occurring, setting forth a reasonably detailed calculation demonstrating compliance with Section 6.12 of the Credit Agreement (calculated, after giving effect to the any Revolving Loans made pursuant to this Amendment and the Incremental Tranche 4A Term Facility, on a pro forma basis to give effect to the substantially simultaneous repayments or repurchases of Third Party Interests or Indebtedness incurred under Section 6.01(a)(xvi)(A) of the Credit Agreement (and the related repurchases of Securitization Assets and cessation of future purchases of Securitization Assets)).

(vi) The Administrative Agent shall have received from the Borrower (i) one or more notices pursuant to Section 2.11(f) of the Credit Agreement of the prepayment on the Amendment Effective Date of all Revolving Loans, if any, outstanding immediately prior to the Amendment Effective Date, as contemplated by Section 1.2(d) hereof, and (ii) a Borrowing Request in a form acceptable to the Administrative Agent requesting Revolving Lenders (including Revolving Commitment Increase Lenders) to make Revolving Loans on the Amendment Effective Date in an aggregate amount sufficient to provide (after giving effect to any anticipated use by the Borrower of other funds) for the prepayment of outstanding Revolving Loans pursuant to clause (i) above and the satisfaction of the condition set forth in Section 1.3(e) hereof.

(vii) After giving effect to the borrowing of Revolving Loans referred to in Section 1.2(d)(vi) above and the Incremental Tranche 4A Term Facility, the Borrowing Base Amount on the Amendment Effective Date shall be no less than the sum of (A) the aggregate principal amount of Loans outstanding on the Amendment Effective Date, (B) the LC Exposure on the Amendment Effective Date and (C) any Additional Senior Debt outstanding on the Amendment Effective Date.  The Administrative Agent and the Borrowing Base Agent shall have received a completed Borrowing Base Certificate dated the Amendment Effective Date and signed by a Financial Officer.

(viii) The conditions to effectiveness of this Amendment set forth in Section 1.3 hereof (other than paragraph (b) thereof) shall have been satisfied.

(ix) Each Subsidiary Guarantor shall have entered into a Reaffirmation Agreement pursuant to which such Subsidiary Guarantor reaffirms its obligations under the Senior Subsidiary Guarantee Agreement and the other Senior Collateral Documents, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 1.3.  Amendment Effectiveness.  The commitments referred to in Section 1.2(a) above shall become effective upon the execution and delivery of this Amendment on the date hereof.  The remainder of this Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions have been satisfied:

(a)  The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (i) the Borrower, (ii) each Subsidiary Loan Party, (iii) each Revolving Commitment Increase Lender and (iv) the Administrative Agent.  The aggregate amount of Revolving Commitment Increase shall not exceed $175,000,000.

(b)  The conditions to the effectiveness of the Revolving Commitment Increase set forth in Section 1.2(e) hereof (other than clause (viii) thereof) shall have been satisfied.

(c)  All Revolving Loans outstanding immediately prior to the Amendment Effective Date shall have been prepaid, and the Administrative Agent shall have received, for the accounts of the Revolving Lenders party to the Credit Agreement immediately prior to the Amendment Effective Date, all accrued and unpaid interest on the Revolving Loans up to but excluding the Amendment Effective Date.

(d)  The Borrower shall have obtained (i) the Incremental Tranche 4 Term Facility and (ii) Permitted Second Priority Debt in the form of second priority senior secured notes due 2019 in an aggregate principal amount of not less than $250,000,000.

(e)  The Administrative Agent shall have received payment, for the accounts of the Revolving Commitment Increase Lenders, of an amendment fee in an amount equal to 1.5% of the Revolving Commitment Increase of each Revolving Commitment Increase Lender.

(f)  All Third Party Interests or Indebtedness incurred pursuant to Section 6.01(a)(xvi)(A) of the Credit Agreement shall have been paid in full and/or all Securitization Assets that have been sold, conveyed or otherwise transferred pursuant to any Securitization shall have been repurchased (or arrangements for such payments and repurchases satisfactory to the Administrative Agent shall be in effect), and, upon such repayments and/or repurchases, (x) no Third Party Interests or Indebtedness incurred pursuant to Section 6.01(a)(xvi)(A) of the Credit Agreement shall remain outstanding, (y) all commitments of the Borrower and the Subsidiaries to sell, convey or otherwise transfer Securitization Assets pursuant to any Securitization shall be terminated and (z) all Securitization Assets that remain outstanding and were previously sold, conveyed or otherwise transferred pursuant to any Securitization shall have been repurchased by or otherwise transferred to the Borrower or a Subsidiary Guarantor, and the Administrative Agent shall have received reasonably satisfactory evidence of the foregoing.

(g)  To the extent invoiced prior to the Amendment Effective Date, the Administrative Agent and the Borrowing Base Agents shall have received payment or reimbursement of their reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Borrowing Base Agents.

(h)  To the extent invoiced prior to the Amendment Effective Date, the Administrative Agent shall have received, for the accounts of the Revolving Commitment Increase Lenders, payment of all fees and other amounts owed to such Revolving Commitment Increase Lenders by the Borrower on the Amendment Effective Date in connection with this Amendment and the transactions contemplated hereby.

The Administrative Agent shall notify the Borrower, the Revolving Commitment Increase Lenders and the other Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.  Notwithstanding the foregoing, the amendment effected hereby shall not become effective, and the obligations of the Revolving Commitment Increase Lenders hereunder to provide the Revolving Commitment Increase will automatically terminate, if each of the conditions set forth or referred to in Section 1.3 hereof has not been satisfied at or prior to 11:59 p.m., New York City time, on October 30, 2009.

ARTICLE II

Miscellaneous

SECTION 2.1.  Representations and Warranties.  iii)To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, including the Revolving Commitment Increase Lenders, and the Administrative Agent that, as of the Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Amendment Effective Date:

(i) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes, and the Credit Agreement, as amended hereby on the Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(ii) After giving effect to the Revolving Commitment Increase and the other transactions to be consummated on the Amendment Effective Date, the Borrower will be in compliance with the penultimate sentence of Section 2.21 of the Credit Agreement.  The Borrower confirms that such provision will, on and after the Amendment Effective Date, constitute a negative covenant for purposes of the Credit Agreement.

SECTION 2.2.  Effect of Amendment.  iv)Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agents under the Credit Agreement or any other Senior Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Senior Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Senior Loan Document in similar or different circumstances.  This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Senior Loan Documents specifically referred to herein.

(b)  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Senior Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby.  This Amendment shall constitute a “Senior Loan Document” for all purposes of the Credit Agreement and the other Senior Loan Documents.

SECTION 2.3.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 2.4.  Costs and Expenses.  The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 2.5.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 2.6.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

RITE AID CORPORATION,
by
/s/ Frank Vitrano
Name: Frank Vitrano
Title: Senior Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE A HERETO,
by
/s/ Marc Strassler
Name: Marc Strassler
Title: Authorized Signatory

CITICORP NORTH AMERICA, INC., as Administrative Agent and Collateral Agent,
by
/s/ Thomas M. Halsch
Name: Thomas M. Halsch
Title: Vice President

Revolving Commitment Increase Lender signature page to
the Incremental Facility Amendment No. 2 dated as of
October 19, 2009 to the Rite Aid Credit Agreement

To approve the Amendment: Name of Revolving Commitment Increase Lender Citicorp North America, Inc.	Revolving Commitment Increase: $50,000,000.00

by
/s/ Thomas M. Halsch
Name: Thomas M. Halsch
Title: Vice President

by
*
Name:
Title:

* For Lenders requiring a second signature line.

Revolving Commitment Increase Lender signature page to
the Incremental Facility Amendment No. 2 dated as of
October 19, 2009 to the Rite Aid Credit Agreement

To approve the Amendment: Name of Revolving Commitment Increase Lender Wells Fargo Retail Finance, LLC	Revolving Commitment Increase: $50,000,000.00

by
/s/ Matthew N. Williams
Name: Matthew N. Williams
Title: SVP

by
*
Name:
Title:

* For Lenders requiring a second signature line.

Revolving Commitment Increase Lender signature page to
the Incremental Facility Amendment No. 2 dated as of
October 19, 2009 to the Rite Aid Credit Agreement

To approve the Amendment: Name of Revolving Commitment Increase Lender Goldman Sachs Credit Partners L.P.	Revolving Commitment Increase: $50,000,000.00

by
/s/ Alexis Maged
Name: Alexis Maged
Title: Authorized Signatory

by
*
Name:
Title:

* For Lenders requiring a second signature line.

Revolving Commitment Increase Lender signature page to
the Incremental Facility Amendment No. 2 dated as of
October 19, 2009 to the Rite Aid Credit Agreement

To approve the Amendment: Name of Revolving Commitment Increase Lender BANK OF AMERICA, N.A.	Revolving Commitment Increase: $25,000,000.00
by
/s/ Richard D. Hill, Jr.
Name: Richard D. Hill, Jr.
Title: Managing Director

by
*
Name:
Title:

* For Lenders requiring a second signature line.

Annex I

REVOLVING COMMITMENT INCREASES
Revolving Commitment Increase Lender	Amount

Citicorp North America Inc.	$50,000,000

Wells Fargo Retail Finance, LLC	$50,000,000

Goldman Sachs Credit Partners, L.P.	$50,000,000

Bank of America, N.A.	$25,000,000

TOTAL	$175,000,000

SCHEDULE B

SUBSIDIARY LOAN PARTIES

1.	112 Burleigh Avenue Norfolk, LLC

2.	1515 West State Street Boise, Idaho, LLC

3.	1740 Associates, L.L.C.

4.	3581 Carter Hill Road–Montgomery Corp.

5.	4042 Warrensville Center Road – Warrensville Ohio, Inc.

6.	5277 Associates, Inc.

7.	537 Elm Street Corp.

8.	5600 Superior Properties, Inc.

9.	657-659 Broad St. Corp.

10.	764 South Broadway-Geneva, Ohio, LLC

11.	Ann & Government Streets - Mobile, Alabama, LLC

12.	Apex Drug Stores, Inc.

13.	Broadview and Wallings-Broadview Heights Ohio, Inc.

14.	Brooks Pharmacy, Inc.

15.	Central Avenue and Main Street – Petal, MS, LLC

16.	Eagle Managed Care Corp.

17.	Eckerd Corporation

18.	Eckerd Fleet, Inc.

19.	EDC Drug Stores, Inc.

20.	Eighth and Water Streets – Urichsville, Ohio, LLC

21.	England Street-Asheland Corporation

22.	Fairground, L.L.C.

23.	GDF, Inc.

24.	Genovese Drug Stores, Inc.

25.	Gettysburg and Hoover-Dayton, Ohio, LLC

26.	Harco, Inc.

27.	K & B Alabama Corporation

28.	K & B Louisiana Corporation

29.	K & B Mississippi Corporation

30.	K & B Services, Incorporated

31.	K & B Tennessee Corporation

32.	K&B Texas Corporation

33.	K & B, Incorporated

34.	Keystone Centers, Inc.

35.	Lakehurst and Broadway Corporation

36.	Maxi Drug North, Inc.

37.	Maxi Drug South, L.P.

38.	Maxi Drug, Inc.

39.	Maxi Green Inc.

40.	Mayfield & Chillicothe Roads – Chesterland, LLC

41.	MC Woonsocket, Inc.

42.	Munson & Andrews, LLC

43.	Name Rite, L.L.C.

44.	Northline & Dix – Toledo – Southgate, LLC

45.	P.J.C. Distribution, Inc.

46.	P.J.C. Realty Co., Inc.

47.	Patton Drive and Navy Boulevard Property Corporation

48.	Paw Paw Lake Road & Paw Paw Avenue–Coloma, Michigan, LLC

49.	PDS-1 Michigan, Inc.

50.	Perry Distributors, Inc.

51.	Perry Drug Stores, Inc.

52.	PJC Dorchester Realty LLC

53.	PJC East Lyme Realty LLC

54.	PJC Haverhill Realty LLC

55.	PJC Hermitage Realty LLC

56.	PJC Hyde Park Realty LLC

57.	PJC Lease Holdings, Inc.

58.	PJC Manchester Realty LLC

59.	PJC Mansfield Realty LLC

60.	PJC New London Realty LLC

61.	PJC of Cranston, Inc.

62.	PJC of East Providence, Inc.

63.	PJC of Massachusetts, Inc.

64.	PJC of Rhode Island, Inc.

65.	PJC of Vermont Inc.

66.	P.J.C. of West Warwick, Inc.

67.	PJC Peterborough Realty LLC

68.	PJC Providence Realty LLC

69.	PJC Realty MA, Inc.

70.	PJC Realty N.E. LLC

71.	PJC Revere Realty LLC

72.	PJC Special Realty Holdings, Inc.

73.	Ram-Utica, Inc.

74.	RDS Detroit, Inc.

75.	Read's Inc.

76.	Rite Aid Drug Palace, Inc.

77.	Rite Aid Hdqtrs. Corp.

78.	Rite Aid of Alabama, Inc.

79.	Rite Aid of Connecticut, Inc.

80.	Rite Aid of Delaware, Inc.

81.	Rite Aid of Florida, Inc.

82.	Rite Aid of Georgia, Inc.

83.	Rite Aid of Illinois, Inc.

84.	Rite Aid of Indiana, Inc.

85.	Rite Aid of Kentucky, Inc.

86.	Rite Aid of Maine, Inc.

87.	Rite Aid of Maryland, Inc.

88.	Rite Aid of Massachusetts, Inc.

89.	Rite Aid of Michigan, Inc.

90.	Rite Aid of New Hampshire, Inc.

91.	Rite Aid of New Jersey, Inc.

92.	Rite Aid of New York, Inc.

93.	Rite Aid of North Carolina, Inc.

94.	Rite Aid of Ohio, Inc.

95.	Rite Aid of Pennsylvania, Inc.

96.	Rite Aid of South Carolina, Inc.

97.	Rite Aid of Tennessee, Inc.

98.	Rite Aid of Vermont, Inc.

99.	Rite Aid of Virginia, Inc.

100.	Rite Aid of Washington, D.C., Inc.

101.	Rite Aid of West Virginia, Inc.

102.	Rite Aid Realty Corp.

103.	Rite Aid Rome Distribution Center, Inc.

104.	Rite Aid Services, L.L.C.

105.	Rite Aid Transport, Inc.

106.	RX Choice, Inc.

107.	Seven Mile and Evergreen – Detroit, LLC

108.	Silver Springs Road – Baltimore, Maryland/One, LLC

109.	Silver Springs Road – Baltimore, Maryland/Two, LLC

110.	State & Fortification Streets – Jackson, Mississippi, LLC

111.	State Street and Hill Road – Gerard, Ohio, LLC

112.	The Lane Drug Company

113.	Thrift Drug Services, Inc.

114.	Thrift Drug, Inc.

115.	Thrifty Corporation

116.	Thrifty PayLess, Inc.

117.	Tyler and Sanders Roads, Birmingham – Alabama, LLC

118.	Rite Aid Payroll Management, Inc.

119.	Rite Aid Online Store, Inc

120.	Rite Fund, Inc.

121.	Rite Investments Corp.

122.	Rite Aid Hdqtrs. Funding, Inc.

123.	EDC Licensing, Inc.

124.	JCG Holdings (USA), Inc.

125.	JCG (PJC) USA, LLC

126.	The Jean Coutu Group (PJC) USA, Inc.